October 13, 2008
Joel Brick
CFO- Controller
Southern California Pipe Trades
501 Shatto Place, 5th Floor
Los Angeles, CA 90020
Hello Joel,
Here is a letter explaining the Robeco Boston Partners LCV Fund adoption by John Hancock.
Robeco Boston Partners (RBP) is proposing that Robeco Boston Partners Large Cap Value Mutual Fund shareholders approve the adoption of the Fund by John Hancock. If adopted, Robeco Boston Partners will continue to be the investment manager of the fund employing the same people, investment philosophy and process since inception of the fund in 1997. The reason that RBP is pursuing this proposal is the opportunity to work with an experienced distribution partner that will benefit the fund and its shareholders. Specifically, the fund adoption should
1.	Create economies of scale

2.	Lower operating expenses

3.	Diversify the Fund’s client base
We have received board approval from both Robeco Boston Partners Fund Board, and John Hancock this past week. Proxy materials will be forthcoming for fund shareholders to consider leading up to a shareholder vote in December.
For current shareholders total fees and expenses will not change.
RBP will be the sub-advisor to the adopted fund to be named the John Hancock Disciplined Value Fund.
I will still be the client service representative on the Southern CA Pipe Trades account.
Let me know if you have any questions.
Sandy Sinor

Robeco Investment Management 300 South Grand Avenue, Suite 2050 — Los Angeles, CA 90071 – Telephone 213 687 1650 – www.robecoinvest.com

October 13, 2008
John Elliot
New England Pension Consultants
6332 South Rainbow Blvd., Ste 105
Las Vegas, NV 89118
Hello John,
Here is the letter I promised explaining the Robeco Boston Partners LCV Fund adoption by John Hancock.
Robeco Boston Partners (RBP) is proposing that Robeco Boston Partners Large Cap Value Mutual Fund shareholders approve the adoption of the Fund by John Hancock. If adopted, Robeco Boston Partners will continue to be the investment manager of the fund employing the same people, investment philosophy and process since inception of the fund in 1997. The reason that RBP is pursuing this proposal is the opportunity to work with an experienced distribution partner that will benefit the fund and its shareholders. Specifically, the fund adoption should
1.	Create economies of scale

2.	Lower operating expenses

3.	Diversify the Fund’s client base
We have received board approval from both Robeco Boston Partners Fund Board, and John Hancock this past week. Proxy materials will be forthcoming for fund shareholders to consider leading up to a shareholder vote in December.
For current shareholders total fees and expenses will not change.
RBP will be the sub-advisor to the adopted fund to be named the John Hancock Disciplined Value Fund.
John, I will still be the client service representative on this account with Southern CA Pipe Trades.
Let me know if you have any questions.
Sandy Sinor

Robeco Investment Management 300 South Grand Avenue, Suite 2050 — Los Angeles, CA 90071 – Telephone 213 687 1650 – www.robecoinvest.com